SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP)
At a meeting held on May 11, 2023, the Board of Trustees (“Board”) for Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP) (“Fund”), based on the recommendation of DBX Advisors LLC, the Fund’s investment advisor, approved a Creation Unit size change from 50,000 shares to 25,000 shares, effective on or about May 31, 2023.
Separately, the following disclosure supplements the table in the “Transaction Fees” sub-section of the “Investing in the Funds” section in the fund’s prospectus:
Effective May 31, 2023, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $850 to $0.
Please Retain This Supplement for Future Reference
May 11, 2023
PROSTKR23-54